Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS	(dollar amounts in thousands, except per share amounts)

	May 3, 2008			May 5, 2007
		%			%
Thirteen weeks ended	Amount	Sales		Amount	Sales

Merchandise Sales	$403,334	81.0		$439,794	81.5
Service Revenue	94,709	19.0		99,789	18.5
Total Revenues	498,043	100.0		539,583	100.0
Costs of Merchandise Sales	285,923	70.9		311,530	70.8
Costs of Service Revenue	84,154	88.9		87,464	87.6
Total Costs of Revenues	370,077	74.3		398,994	73.9
Gross Profit from Merchandise Sales	117,411	29.1		128,264	29.2
Gross Profit from Service Revenue	10,555	11.1		12,325	12.4
Total Gross Profit	127,966	25.7		140,589	26.1
Selling, General and Administrative Expenses	119,015	23.9		127,110	23.6

Net Gain from Dispositions of Assets	5,531	1.1		2,359	0.4

Operating Profit	14,482	2.9		15,838	2.9

Non-operating Income	330	0.1		1,905	0.4

Interest Expense	5,427	1.1		12,656	2.3

Earnings From Continuing Operations Before Income Taxes	9,385	1.9		5,087	0.9

Income Tax Expense	4,094	43.6	(1)	2,036	40.0	(1)

Net Earnings From Continuing Operations	5,291	1.1		3,051	0.6

(Loss) Gain from Discontinued Operations, Net of Tax	(619)	(0.1)		124	—

Net Earnings	4,672	0.9		3,175	0.6
Retained Earnings, beginning of period	406,819			463,797
Cumulative effect adjustment for adoption of EITF 06-10, net of tax	(1,165)			—
Cumulative effect adjustment for adoption of FIN 48	—			(155)
Cash Dividends	(3,495)			(3,581)
Effect of Stock Options	(12)			(479)

Retained Earnings, end of period	$406,819			$462,757

Basic Earnings per Share:
Basic Weighted Average Shares Outstanding	52,063			53,122

Net Earnings From Continuing Operations	$0.10			$0.06
Discontinued Operations, Net of Tax	(0.01)			—
Basic Earnings per Share	$0.09			$0.06

Diluted Earnings per Share:
Diluted Weighted Average Shares Outstanding	52,170			53,634

Net Earnings From Continuing Operations	$0.10			$0.06
Discontinued Operations, Net of Tax	(0.01)			—
Diluted Earnings per Share	$0.09			$0.06

Cash Dividends per Share	$0.0675			$0.0675

(1)  As a percentage of earnings from continuing operations before income taxes

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS	(dollar amounts in thousands, except per share amounts)

	May 3, 2008	February 2, 2008	May 5, 2007

Assets
Current Assets:
Cash and cash equivalents	$87,277	$20,926	$30,781
Accounts receivable, less allowance for uncollectible accounts of $2,299; $1,937; and $1,593	30,726	29,450	31,261
Merchandise inventories	561,439	561,152	618,814
Prepaid expenses	39,601	43,842	40,145
Other	65,411	77,469	62,142
Assets held for disposal	16,592	16,918	—
Total Current Assets	801,046	749,757	783,143
Property and Equipment - Net	705,557	780,779	895,828
Deferred income taxes	27,332	20,775	24,845
Other	30,756	32,609	64,476
Total Assets	$1,564,691	$1,583,920	$1,768,292

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$230,185	$245,423	$232,872
Trade payable program liability	19,020	14,254	14,046
Accrued expenses	282,322	292,623	281,120
Deferred income taxes	—	—	25,215
Current maturities of long-term debt and obligations under capital leases	2,278	2,114	3,474
Total Current Liabilities	533,805	554,414	556,727

Long-term debt and obligations under capital leases, less current maturities	341,317	400,016	623,761
Other long-term liabilities	70,032	72,183	66,339
Deferred gain from asset sales	146,062	86,595	—
Commitments and Contingencies
Stockholders’ Equity:
Common Stock, par value $1 per share:
Authorized 500,000,000 shares; Issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	296,715	296,074	292,837
Retained earnings	406,819	406,819	462,757
Accumulated other comprehensive loss	(12,486)	(14,183)	(9,906)
Less cost of shares in treasury - 14,582,741 shares, 14,609,094 shares and 15,000,595 shares	226,866	227,291	233,516
Less cost of shares in benefits trust - 2,195,270 shares	59,264	59,264	59,264
Total Stockholders’ Equity	473,475	470,712	521,465
Total Liabilities and Stockholders’ Equity	$1,564,691	$1,583,920	$1,768,292

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS	(dollar amounts in thousands)

Thirteen weeks ended	May 3, 2008	May 5, 2007

Cash Flows from Operating Activities:
Net Earnings	$4,672	$3,175
Adjustments to reconcile net earnings to net cash used in continuing operations:
Net loss (earnings) from discontinued operations	619	(124)
Depreciation and amortization	19,019	20,884
Amortization of deferred gain from asset sales	(1,825)	—
Accretion of asset retirement obligation	93	64
Stock compensation expense	1,322	4,390
Gain on debt retirement	(2,883)	—
Deferred income taxes	1,437	1,642
Gain from dispositions of assets & insurance recoveries	(5,531)	(3,719)
Loss from asset impairment	370	—
Change in fair value of derivatives	69	1,802
Excess tax benefits from stock based awards	—	(301)
Increase (decrease) in cash surrender value of life insurance policies	979	(534)
Changes in Operating Assets and Liabilities:
Decrease in accounts receivable, prepaid expenses and other	7,586	10,178
Increase in merchandise inventories	(287)	(11,772)
Decrease in accounts payable	(15,238)	(32,617)
Decrease in accrued expenses	(12,281)	(2,257)
(Decrease) increase in other long-term liabilities	(2,394)	1,075
Net cash used in continuing operations	(4,273)	(8,114)
Net cash (used in) provided by discontinued operations	(58)	307
Net Cash Used in Operating Activities	(4,331)	(7,807)

Cash Flows from Investing Activities:
Cash paid for property and equipment	(6,942)	(11,525)
Proceeds from dispositions of assets	132,090	—
Net cash provided by (used in) investing activities	125,148	(11,525)
Net cash used in discontinued operations	—	(85)
Net Cash Provided by (Used in) Investing Activities	125,148	(11,610)

Cash Flows from Financing Activities:
Borrowings under line of credit agreements	97,909	207,505
Payments under line of credit agreements	(139,332)	(117,900)
Excess tax benefits from stock based awards	—	301
Borrowings on trade payable program liability	27,222	17,461
Payments on trade payable program liability	(22,456)	(17,405)
Payment for finance issuance cost	(93)	—
Proceeds from lease financing	4,676	—
Reduction of long-term debt	(18,856)	(808)
Payments on capital lease obligations	(49)	(83)
Dividends paid	(3,495)	(3,581)
Repurchase of common stock	—	(58,152)
Proceeds from exercise of stock options	8	773
Proceeds from dividend reinvestment plan	—	203
Net Cash (Used in) Provided by Financing Activities	(54,466)	28,314
Net Increase in Cash and Cash Equivalents	66,351	8,897
Cash and Cash Equivalents at Beginning of Period	20,926	21,884
Cash and Cash Equivalents at End of Period	$87,277	$30,781

Cash paid for interest, net of amounts capitalized	$3,994	$7,770
Supplemental Disclosure of Cash Flow Information:
Non-cash investing activities:
Accrued purchases of property and equipment	$3,689	$2,804

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

ADDITIONAL INFORMATION	(dollar amounts in thousands)

Thirteen weeks ended	May 3, 2008	May 5, 2007

Capital expenditures	$8,646	$10,453

Depreciation and amortization	$19,019	$20,884

Non-operating income:
Net rental revenue	$173	$798
Investment income	167	1,133
Other expense	(10)	(26)

Total	$330	$1,905

Comparable sales percentages:
Merchandise	-6.2%	-3.1%
Service	-2.9%	1.5%
Total	-5.6%	-2.3%

Total square feet of retail space (including service centers)	11,514,000	12,164,029

Total Store Count	562	593

Sales and Gross Profit by Line of Business (A):

Retail Sales	$273,325	$311,119
Service Center Revenue	$224,718	228,464
Total Revenues	$498,043	$539,583

Gross Profit from Retail Sales	$73,404	$88,766
Gross Profit from Service Center Revenue	54,562	51,823
Total Gross Profit	$127,966	$140,589

Comparable Sales Percentages (A):

Retail Sales	-10.2%	-4.6%
Service Center Revenue	0.6%	1.0%
Total Revenues	-5.6%	-2.3%

Gross Profit Percentage by Line of Business (A):

Gross Profit Percentage from Retail Sales	26.9%	28.5%
Gross Profit Percentage from Service Center Revenue	24.3%	22.7%
Total Gross Profit Percentage	25.7%	26.1%

(A) Retail Sales include DIY and Commercial sales. Service Center Revenue includes revenue from labor and installed parts and tires.